UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 1, 2004

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       000-23489              52-1309227
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

           4950 Communication Avenue, Suite 300, Boca Raton, FL 33431
           ----------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (561) 226-5000

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5 - Other Events

On July 1, 2004, Access Worldwide Communications, Inc. issued a press release announcing the elevation of Richard Lyew to the position of Executive Vice President and Chief Financial Officer. A copy of the press release is furnished as an exhibit to this report.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Access Worldwide Communications, Inc.

Date: July 1, 2004                  By: /s/ Shawkat Raslan
                                        -------------------------------------
                                        Shawkat Raslan, Chairman of the Board,
                                        President & Chief Executive Officer
                                        (principal executive officer)